Exhibit 99.1

Joint Filing Agreement

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the statement on Schedule 13D described below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A Common Stock, par value $0.0001 per share, of Permian Resources Corporation and (ii) agree that this Agreement be included as an Exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments, and for the completeness and accuracy of the information concerning the undersigned contained herein and therein. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: September 12, 2022

LUXE ENERGY, LLC

By:	/s/ Ryley Hegarty
Name:	Ryle Hegarty
Title:	Authorized Person

NGP XI US HOLDINGS, L.P.

By: NGP XI Holdings GP, L.L.C., its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP XI HOLDINGS GP, L.L.C.

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP NATURAL RESOURCES XI, L.P.

By: G.F.W. Energy XI, L.P, its general partner

By: GFW XI, L.L.C,
its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

G.F.W. ENERGY XI, L.P.

By: GFW XI, L.L.C, its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

GFW XI, L.L.C.

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP PEARL HOLDINGS II, L.L.C.

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP XII US HOLDINGS, L.P.

By: NGP XII Holdings GP, L.L.C., its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP XII HOLDINGS GP, L.L.C.

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

NGP NATURAL RESOURCES XII, L.P.

By: G.F.W. Energy XII, L.P, its general partner

By: GFW XII, L.L.C,
its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

G.F.W. ENERGY XII, L.P.

By: GFW XII, L.L.C, its general partner

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

GFW XII, L.L.C.

By:	/s/ Craig Glick
Name:	Craig Glick
Title:	Authorized Person

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